UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

Welltower Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events

 Federal Income Tax Considerations

Welltower Inc. (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and federal income taxation of holders of the Company’s common stock, depositary shares, debt securities, and warrants. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its security holders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements contain in Exhibit 99.1 constitute “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. In particular, these forward-looking statements include, but are not limited to, those relating to our opportunities to acquire, develop or sell properties; our ability to close our anticipated acquisitions, investments or dispositions on currently anticipated terms, or within currently anticipated timeframes; the expected performance of our operators/tenants and properties; our expected occupancy rates; our ability to declare and to make distributions to stockholders; our investment and financing opportunities and plans; our continued qualification as a REIT; and our ability to access capital markets or other sources of funds. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to:

•           the status of the economy;

•           the status of capital markets, including availability and cost of capital;

•         issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance;

•         changes in financing terms;

•         competition within the health care and seniors housing industries;

•         negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans;

•         our ability to transition or sell properties with profitable results;

•         the failure to make new investments or acquisitions as and when anticipated;

•         natural disasters and other acts of God affecting our properties;

•         our ability to re-lease space at similar rates as vacancies occur;

•         our ability to timely reinvest sale proceeds at similar rates to assets sold;

•         operator/tenant or joint venture partner bankruptcies or insolvencies;

•         the cooperation of joint venture partners;

•         government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements;

•         liability or contract claims by or against operators/tenants;

•         unanticipated difficulties and/or expenditures relating to future investments or acquisitions;

•         environmental laws affecting our properties;

•         changes in rules or practices governing our financial reporting;

•         the movement of U.S. and foreign currency exchange rates;

•         our ability to maintain our qualification as a REIT;

•         key management personnel recruitment and retention; and

•         the risks described under “Item 1A — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                           Material U.S. Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:  /s/ Matthew McQueen

Name: Matthew McQueen

Title:  Senior Vice President – General Counsel & Corporate Secretary

Dated:  March 5, 2018